UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

U.S. Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act rules 14a6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61867-P22415 U.S. BANCORP You invested in U.S. BANCORP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 15, 2025. Vote Virtually at the Meeting* April 15, 2025 11:00 AM Central Time Virtually at: www.virtualshareholdermeeting.com/USB2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 1, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by April 14, 2025 11:59 PM ET. For shares held in a Plan, vote by April 10, 2025 11:59 PM ET. U.S. BANCORP INVESTOR RELATIONS 800 NICOLLET MALL BC-MN-H23K MINNEAPOLIS, MN 55402-7014 * Please check the proxy materials for instructions on how to access the Company’s 2025 Annual Meeting of Shareholders via the internet at the website address above as well as for information on how to attend and vote at the meeting.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61868-P22415 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. The election of each of the 14 directors named in the proxy statement: 1a. Warner L. Baxter For 1b. Dorothy Bridges For 1c. Elizabeth L. Buse For 1d. Andrew Cecere For 1e. Alan B. Colberg For 1f. Kimberly N. Ellison-Taylor For 1g. Aleem Gillani For 1h. Kimberly J. Harris For 1i. Roland A. Hernandez For 1j. Gunjan Kedia For 1k. Richard P. McKenney For 1l. Yusuf I. Mehdi For 1m. Loretta E. Reynolds For 1n. John P. Wiehoff For 2. An advisory vote to approve the compensation of our executives disclosed in the proxy statement. For 3. The ratification of the selection of Ernst & Young LLP as our independent auditor for the 2025 fiscal year. For 4. A shareholder proposal regarding a report on board oversight of risks related to discrimination. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.